UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 19, 2005

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

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             (Exact name of registrant as specified in its charter)




           Delaware                                           94-3240473
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(State or other Jurisdiction                                (I.R.S. Employer
      of incorporation)                                  Identification Number)

  100 Pine Street
  Suite 2450
  San Francisco, California                                      94111
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  (Address of principal executive office)                      (zip code)

                                 (415) 288-9575
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

Item 8.01         Other Event

On August 19, 2005, Capital Alliance Income Trust, Ltd. announced its second quarter operating results and omission of dividends. A copy of the press release is attached as Exhibit 99.1.

Exhibit 99.1      Press release dated August 19, 2005.


Press Release
                       CAPITAL ALLIANCE INCOME TRUST LTD.
                   ANNOUNCES SECOND QUARTER OPERATING RESULTS
                           AND OMMISSION OF DIVIDENDS

SAN FRANCISCO - (BUSINESS WIRE) - August 19, 2005 - Capital Alliance Income Trust Ltd. ("CAIT") (AMEX: CAA-News) a residential mortgage REIT, announced a net loss of $39,837 ($(0.24) basic and diluted per share) for the three months ended June 30, 2005 and a net loss of $22,482 ($(0.41) basic and diluted per share) for the six months ended June 30, 2005 as compared to net income of $215,139 ($0.32 basic and $0.27 diluted per share) and $492,907 ($0.78 basic and $0.65 diluted per share), respectively, for the like periods in 2004. Revenues were $608,078 for the three months ended June 30, 2005 and $1,118,705 for the six months ended June 30, 2005 as compared to $500,308 and $1,211,928 for the like periods in 2004.

CAIT's Board of Directors also announced the omission of the third quarter's Common share dividend which covers the operating results of the second quarter and the August Preferred share dividend.

CAIT's operating results were unfavorably impacted by both increased competition for new mortgage investments and higher financing costs which reduced its overall yields. CAIT's weighted average portfolio yield declined 160 basis points over the past year (10.88% as of 6/30/05 and 12.48% as of 6/30/04). Management is actively seeking improved financing to reduce the cost of holding CAIT's portfolio of residential mortgage investments and enhance its yield.

CAIT's Form 10-QSB is scheduled to be filed with the SEC by August 22, 2005 and will also be available on CAIT's website, www.calliance.com.

CAIT, a specialty residential lender, invests in conforming and high-yielding, non-conforming residential mortgage loans on one-to-four-unit-residential properties located primarily in California and other western states. Only residential loans with a combined loan-to-value of 75% or less are retained in CAIT's portfolio of mortgage investments.

This document may contain "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. CAIT's actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of CAIT's investments and unforeseen factors. As discussed in CAIT's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in and market expectations for fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, the liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.

Contact:   Capital Alliance Income Trust Ltd., San Francisco
           Richard J. Wrensen, Executive Vice President and CFO, 415/288-9575 rwrensen@calliance.com www.calliance.com



                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                  CAPITAL ALLIANCE INCOME TRUST, LTD.,
                  A Real Estate Investment Trust


Dated: August 23, 2005                         By: /s/ Richard Wrensen
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                                                   Richard J. Wrensen,
                                                   Chief Financial Officer